© 2017 Knoll Inc. Knoll, Inc. Third Quarter 2017 Investor Presentation Andrew Cogan, President & CEO Charles Rayfield, Principal Financial Officer Knoll NeoCon 2017 Showroom

2© 2017 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, our expectations with respect to our diversification strategy, our future performance in relation to our industry (BIFMA), and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in trends in the market for furniture and coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

3© 2017 Knoll Inc. Knoll is an expanding constellation of design-driven brands and people, working together with our clients to create inspired modern interiors Knoll is: Knoll Office KnollStudio KnollTextiles KnollExtra DatesWeiser Spinneybeck | FilzFelt Edelman Leather HOLLY HUNT Vladimir Kagan

4© 2017 Knoll Inc. For 79 years, Knoll has stood for modern design 60s 60s 90s 90s 60s 00s 00s 10s10s 10s Design, leadership, quality and innovation in both the contract and residential markets

5© 2017 Knoll Inc. Knoll businesses are a continuum of adjacencies, rooted in high design and heavily influenced by “to-the-trade” specifiers Global Luxury Furnishings & Coverings High End $3.7B, Relevant Market $37.6B Knoll Estimate North American Workplace BIFMA Preliminary BIFMA 2016 estimate $10.5B Source: BIFMA US Production, Most Recent Full Year • Changing Work Style • Global Requirements • Competitive Intensity • Favorable Demographics • High Margin Opportunities • Fragmented Competitors Luxury Functional Performance Commercial Residential Knoll Office KnollStudio Spinneybeck KnollTextiles KnollExtra Edelman FilzFelt HOLLY HUNT Vladimir Kagan DatesWeiser

6© 2017 Knoll Inc. Net Sales Adjusted Operating Profit Q2/17Q2/16 Q2/16 Q2/17 42% 41% 17% 61%30% 9% 57%33% 10% 24% 54% 22% Office Studio Coverings With the decline in Office approximately 43% of our sales and 76% of our profits this quarter came from outside our Office segment Notes: Adjusted Operating Profit excludes unallocated corporate expenses. Adjusted Operating Profit is a non-GAAP financial measure. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see page 24.

7© 2017 Knoll Inc. › Maximize office segment profitability and growth › Target underpenetrated and emerging ancillary categories and markets for growth › Expand reach into residential and decorator channels around the world › Build a responsive and efficient customer centric service and technology infrastructure across our businesses Four strategic imperatives drive our growth

8© 2017 Knoll Inc. $1.09 $1.52 $1.68 $1.48 2014 2015 2016 TTM 17 $372 $413 $446 $420 35.4% 37.4% 38.3% 37.8% 2014 2015 2016 TTM 17 $86 $114 $136 $118 8.2% 10.3% 11.7% 10.7% 2014 2015 2016 TTM 17 $1,050 $1,104 $1,164 $1,111 2014 2015 2016 TTM 17 Our strategy remains supportive of the growth in sales, margins and profits Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Diluted Earnings Per Share Sales Growth YoY – ($ Millions) +6% +13% +38% +36% Note: Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Profit, Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Profit, Adjusted Operating Margin and Adjusted Diluted EPS to GAAP Gross Profit, Gross Margin, Operating Profit, Operating Margin and Diluted EPS, see pages 25 & 26. a/ a/ a/ a/ a/ Represents the trailing twelve months as of June 30, 2017.

9© 2017 Knoll Inc. $114 $143 $169 $153 2014 2015 2016 TTM 17 2.41 1.67 1.37 1.57 2014 2015 2016 TTM 17 We have also achieved strong increases in Adjusted EBITDA and concurrent decreases in leverage Bank Net Leverage Ratio Adjusted EBITDA ($ Millions) +34% +35% Note: Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt plus letters of credit and guarantee obligations, minus excess cash over $15.0 million by (ii) EBITDA (as defined in our revolving credit facility) for the LTM. For details of the adjusted EBITDA and the bank net leverage ratio calculation, see page 26. a/a/ a/ Represents the trailing twelve months as of June 30, 2017.

10© 2017 Knoll Inc. Note: Adjusted Operating Expenses, Adjusted Operating Profit, Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Operating Expenses, Adjusted Operating Profit, Adjusted EBITDA and Adjusted Diluted EPS to GAAP Operating Expenses, Operating Profit, EBITDA and Diluted EPS, see pages 24 & 27. Q2 2017 sales and operating profits declined vs. prior year, as expected due to the deceleration of our Office segment Q1 Q2-17 Q2-16 Actual Actual Net Sales 268.7$ 294.7$ (26.0)$ (8.8)% Gross Profit 99.9 114.1 (14.2) (12.4)% Gross Margin % 37.2% 38.7% Adjusted Operating Expenses 75.5 80.6 5.0 6.3% Adjusted Operating Profit 24.4 33.5 (9.1) (27.3)% Adjusted Operating Profit % 9.1% 11.4% Adjusted EBITDA 32.3$ 41.7$ (9.4)$ (22.5)% Adjusted Diluted EPS $0.29 $0.44 (0.15)$ (34.1)% (230) bps B / (W) vs. Prior Year (150) bps

11© 2017 Knoll Inc. (14.6)% (58.6)% Net Sales (millions) Adjusted Operating Profit (millions) - Quantity & size of $1M+ Projects + Holly Hunt + DatesWeiser - NA Studio - Europe + Spinneybeck - Textiles - Edelman - Volume + Net Price + OpEx + Net price - FX - OpEx (DW) - Mix OP 4.3% OP 16.9% OP 22.4% (450) bps (70) bps (170) bps (0.7)% (4.5)% (4.1)% +3.1% Knoll, Inc. Q2 2017 Actual by Segment vs. Prior Year ($ in millions) $16 $7 $16 $15 $6 $6 Q2-16 Q2-17 Q2-16 Q2-17 Q2-16 Q2-17 OFFICE STUDIO COVERINGS $179 $153 $89 $88 $27 $28 Q2-16 - 7 Q2-16 Q2-17 Q2-16 Q2-17 OFFICE STUDIO COVERINGS Notes: Adjusted Operating Profit excludes unallocated corporate expenses. Adjusted Operating Profit and Adjusted Operating Margin are non-GAAP financial measures. For a reconciliation of Adjusted Operating Profit and Adjusted Operating Margin to GAAP Operating Profit and Operating Margin, see page 24.

12© 2017 Knoll Inc. 30 40 50 60 70 80 2013 2014 2015 2016 2017 40 45 50 55 60 013 2014 2015 2016 2017 0 50 100 150 200 250 300 350 400 2013 2014 2015 2016 2017 Th ou sa nd s It’s odd time in our market; in the past, we would have seen faster growth Source: Chief Executive Magazine Corporate Profits still strong % Change from Prior Quarter CEO Confidence positive CEO Confidence Index Architectural Billings up ABI Billing Index Source: American Institute of Architects Source: Bureau of Labor Statistics Job growth continues Change in Private Sector Payrolls Source: Bureau of Economic Analysis as of Q1 2017 (20.00)% (15.00)% (10.00)% (5.00)% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2013 2014 2015 2016 2017 Net absorption dipped in Q1 but up in Q2 Annual Net Absorption (sf) 0 10 40 50 30 20 60 17Q217Q12013 201620152014 annualizedSource: JLL

13© 2017 Knoll Inc. Industry growing at low single digits 2016 a d 2017 TTM trend estimated using monthly Y/Y % growth reported by BIMFA Source BIFMA: US Production, Most Recent Full Year BIFMA TTM 0 1 2 3 4 5 6 7 8 Orders Y/Y growth % MA Sales J ’15 DNOSAJJMAMFJ ’14 FJ ’16 DNOSAJJMAMF MFJ ’17 DNOSAJJMAM As of Jan ‘16, BIFMA results include Canada and Mexico and specialty products

14© 2017 Knoll Inc. There is significant upheaval in the Office business as clients rethink their priorities and we see a major inflection point in workplace design that creates new challenges and opportunities for Knoll Individual Formal Fixed Dedicated One Size Fits All Group Casual Mobile / Adjustable Shared Competition for Talent Residential aestheticCorporate / commercial aesthetic Small to mid size projects$1M+ projects Client Space AllocationPrimary Activity Primary Activity

15© 2017 Knoll Inc. For Knoll, solving ancillary is critical for maintaining our position as a market leader and fueling growth ±90% ±10% 2015 Knoll Dealers workplace Estimated share of wallet1 ±13% ±1.5% 2016 Industry ~$10.5B3 Estimated Market share2 workplace 2 ±7% combined market share, Knoll Estimate 3 Preliminary BIFMA 2016 estimate Workstations (Primary Spaces) Ancillary (Activity) Workstations (Primary Spaces) Ancillary (Activity) 1 ±50% combined share of wallet based on major project review and reported Dealer value

16© 2017 Knoll Inc. We are investing in people, products and capabilities to take advantage of these opportunities Rockwell Unscripted is one of our most ambitious introductions to date

17© 2017 Knoll Inc. Status of key investments New Points of Distribution Expanded Product Range Acquisitions We have made good progress on major growth initiatives in our Studio and Coverings segments › Holly Hunt Outdoor – exceeding expectations: strong out-of-gate orders cadence since December launch › DatesWeiser – largely on track: sales/marketing hiring and investments on pace with plan, but orders ramp up slower than anticipated › Vladimir Kagan – exceeding expectations: orders pace stepping up and ahead of plan › KnollStudio ancillary products – on track: new Florence Knoll options, Pixel extensions, and Pilot lounge chair getting traction; Bertoia shell chair launching Q3 › Knoll LA retail shop – on track: Façade largely completed and Interior construction underway, with November opening planned › Spinnebeck/FilzFelt acoustical product – at or above expectations: on-going introductions helping to build sales momentum in acoustical market › Holly Hunt “Off the Floor” Clearance Center – on track: Stamford, CT lease signed with targeted opening in Q4

18© 2017 Knoll Inc. Acquisitions like Holly Hunt have accelerated our residential and to-the-trade decorator strategy and have been highly accretive Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities HOLLY HUNT, Chicago HOLLY HUNT, Miami

19© 2017 Knoll Inc. DatesWeiser adds another dimension to our Studio segment in a category where we can drive growth Positioning › A leading US designer and manufacturer of highly customized conference furnishings for signature areas of the workplace Company Profile › Historically, focus on sales in the Northeast › Core strength in financial and professional services › A+D driven sell with sophisticated custom capabilities What DatesWeiser Brings to the Table › A like-minded, high quality contract brand › Potential as a skilled OEM to Knoll for complex custom furniture requirements › Strong management team and founder with close cultural alignment with Knoll

20© 2017 Knoll Inc. “Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement Waste and Landfill Recycled Content Safety Incident Rate Lean Initiatives

21© 2017 Knoll Inc. 1.40 1.57 0.0 1.0 2.0 3.0 $21.7 $11.1 $- $10 $20 $30 $210 $235 $- $50 $100 $150 $200 $250 $300 $350 We have the financial resources to deliver on these strategic initiatives We have a $470M credit facility that runs into May 2019 Bank Net Leverage Ratio Q2 17 at 1.57:1 Positive free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM, see page 27. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 26. Bank Debt ($ in millions)(1) Bank Net Leverage Ratio(2) Bank Free Cash Flow ($ in millions)(3) Capital Expenditures We estimate 2017 capital expenditures will be approximately $40 million as we continue to invest in our previously announced strategic initiatives. 2016 capital expenditures totaled $42.7 million. 32% 25% 4% 9% 26% 4% Technology Showrooms Europe Product Development Site Capacity All other

22© 2017 Knoll Inc. $9.0 $8.7 $5.5 $12.1 $22.7 $24.4 $29.2 $30.2 2014 2015 2016 TTM 2017 ($ mi ll io n s) Dividends Shares Repurchases $31.7 $33.1 $34.7 $42.3 And we continue to return cash to shareholders through dividends and buybacks a/ a/ Represents the trailing twelve months as of June 30, 2017.

23© 2017 Knoll Inc. Thank you for your interest in Knoll

24© 2017 Knoll Inc. Reconciliation of Non-GAAP Results Office Studio Coverings Corporate Knoll Inc. Office Studio Coverings Corporate Knoll Inc. Operating Profit 15.8$ 15.6$ 6.5$ (4.4)$ 33.5$ 4.4$ 14.9$ 6.2$ (3.3)$ 22.2$ Add back: Restructuring charges - - - - - 2.2 - - - 2.2 Adjusted Operating Profit 15.8$ 15.6$ 6.5$ (4.4)$ 33.5$ 6.6$ 14.9$ 6.2$ (3.3)$ 24.4$ Net Sales 179.3$ 88.7$ 26.8$ -$ 294.7$ 153.0$ 88.0$ 27.6$ -$ 268.7$ Adjusted Operating Profit % 8.8% 17.6% 24.1% N/A 11.4% 4.3% 16.9% 22.4% N/A 9.1% Second Quarter, 2016 Second Quarter, 2017 ($ in Millions) 2016 2017 Operating Expenses ($ millions) 80.6$ 77.7$ Deduct: Restructuring charges - 2.2 Adjusted Operating Expenses ($ millions) 80.6$ 75.5$ Second Quarter

25© 2017 Knoll Inc. 2014 2015 2016 TTM 2017 Operating Profit ($ millions) 76.8$ 101.0$ 136.3$ 116.2$ Add back: Intangible asset impairment charge - 10.7 - - Pension settlement and OPEB curtailment 6.5 - - - Restructuring charges 1.5 0.9 - 2.2 Seating product discontinuation - 0.9 - - Acquisition expenses 0.7 - - - Remeasurement of FilzFelt Earn-out liability 0.5 - - - Adjusted Operating Profit ($ millions) 86.0$ 113.5$ 136.3$ 118.4$ Net Sales ($ millions) 1,050.3$ 1,104.4$ 1,164.3$ 1,110.5$ Adjusted Operating Profit % 8.2% 10.3% 11.7% 10.7% Years Ended December 31, 2014 2015 2016 TTM 2017 Knoll Inc. Gross Profit 371.7$ 412.1$ 445.9$ 419.8$ Add back: Seating product discontinuation charge - 0.9 - - Adjusted Gross Profit 371.7$ 413.0$ 445.9$ 419.8$ Net Sales 1,050.3$ 1,104.4$ 1,164.3$ 1,110.5$ Adjusted Gross Profit % 35.4% 37.4% 38.3% 37.8% ($ in millions) Years Ended December 31, Reconciliation of Non-GAAP Results a/ a/ a/ Represents the trailing twelve months as of June 30, 2017.

26© 2017 Knoll Inc. 2014 2015 2016 TTM 2017 Earnings per Share - Diluted 0.97$ 1.36$ 1.68$ 1.45$ Add back: Intangible asset impairment charge - 0.13 - - Pension settlement and OPEB curtailment 0.08 - - - Restructuring charges 0.02 0.01 - 0.03 Seating product discontinuation charge - 0.01 - - Acquisition expenses 0.01 - - - Adjusted Earnings per Share - Diluted 1.09$ 1.52$ 1.68$ 1.48$ Years Ended December 31, a/ b/ b/ Reconciliation of Non-GAAP Results b/ Results do not sum due to rounding 12/31/14 12/31/15 12/31/16 TTM 2017 Debt Levels (1) 275.5$ 238.7$ 231.8$ 240.4$ LTM Net Earnings ($mm) 46.6$ 66.0$ 82.1$ 72.8$ LTM Adjustments Interest 6.7 6.1 4.7 5.4 Taxes 29.2 37.5 45.4 38.5 De reciation and Amortization 2 .0 21.3 23.0 24.4 Non-cash Items and Other (2) 11.9 12.5 13.4 12.0 LTM Adjust d EBITDA 114.4$ 143.4$ 168.6$ 153.1$ Bank Leverage Calculation (3) 2.41 1.67 1.37 1.57 (1) - Outst ndi debt levels includ outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges. (3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility. a/ Represents the trailing twelve months as of June 30, 2017 a/

27© 2017 Knoll Inc. Reconciliation of Non-GAAP Results 2016 2017 Net Earnings ($ millions) 21.6$ 14.3$ Adjustments Interest 1.3 1.7 Taxes 10.3 7.9 Depreciation and Amortization 5.5 6.6 Non-cash Items and Other 2.9 1.7 Adjusted EBITDA ($ millions) 41.7$ 32.3$ (1) Results do not sum due to rounding Second Quarter (1) (1) 2016 2017 Dilted Earnings per Share 0.44$ 0.26$ Add back: Restructuring - 0.03 Adjusted Diluted Earnings per Share 0.44$ 0.29$ Second Quarter

28© 2017 Knoll Inc. Q2 2016 Q2 2017 Net earnings 21,641$ 12,956$ Add: Depreciation 4,688 5,579 Amortization 988 988 - Stock compensation 2,453 1,700 Less: Capital expenditures (8,040) (10,106) Free Cash Flow 21,730$ 11,117$ (in thousands) Bank Free Cash Flow Reconciliation of Non-GAAP Results Q2 2016 Q2 2017 Debt Levels (1) 221.7$ 240.4$ LTM Net Earnings ($mm) 69.3$ 72.8$ LTM Adjustments Interest 6.2 5.4 Taxes 39.3 38.5 Depreciation and Amortization 21.3 24.4 Non-cash Items and Other (2) 22.4 12.0 LTM Adjusted EBITDA 158.5$ 153.1$ Bank Leverage Calculation (3) 1.40 1.57

29© 2017 Knoll Inc.